UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

McAllen Shopping Center, McAllen, Texas

On December 23, 2004, we purchased a newly constructed shopping center known as McAllen Shopping Center, containing 17,625 gross leasable square feet. The center is located at 10th Street and Trenton Road in McAllen, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $4,150,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $235 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Payless Shoesource, RadioShack, and Hollywood Video each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:

McAllen Shopping Center, McAllen, Texas

On December 23, 2004, we purchased a newly constructed shopping center known as McAllen Shopping Center, containing 17,625 gross leasable square feet. The center is located at 10th Street and Trenton Road in McAllen, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $4,150,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $235 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Payless Shoesource, RadioShack, and Hollywood Video each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Payless Shoesource	2,800	16	18.25	08/03	07/08

RadioShack	2,500	14	19.00	11/04	03/09

Hollywood Video	6,282	36	18.50	11/03	10/13

For federal income tax purposes, the depreciable basis in this property will be approximately $3,113,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

McAllen Shopping Center was built during 2003 and 2004. As of December 1, 2004, this property was 100% occupied by seven tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Dr. Fiona Kolia, Optometrist	1,736	01/08	33,860	19.50
Classic Cleaners	1,400	07/08	26,600	19.00
Payless Shoesource	2,800	07/08	51,100	18.25
RadioShack	2,500	03/09	47,500	19.00
Sally Beauty Supply	1,500	04/09	33,750	22.50
Just a Cut	1,407	01/13	25,326	18.00
Hollywood Video	6,282	10/13	116,217	18.50

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Coram Plaza, Coram, New York

On December 23, 2004, we purchased a portion of a shopping center, known as Coram Plaza. This transaction is comprised of 144,181 gross leasable square feet. The center is located at 264 Middle County Road in Coram, New York.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $37,737,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $262 per square foot of leasable space.

We purchased this property with our own funds and by assuming the existing mortgage debt on the property. The outstanding balance on the mortgage debt at the date of acquisition was $20,760,000. This loan requires monthly principal and interest payments based on the greater of LIBOR plus 2.25% or 4.75% per annum. The loan matures in June 2005.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Stop & Shop, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Stop & Shop	66,194	46	23.91	06/03	06/28

For federal income tax purposes, the depreciable basis in this property will be approximately $28,303,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Coram Plaza was built in the 1950's with a complete renovation and expansion during 2004. As of December 1, 2004, this property was 92% occupied, with a total 132,484 square feet leased to 22 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Longwood Sports Association	4,000	02/05	68,068	17.02
Plaza Deli	1,440	04/05	27,408	19.03
Family Dollar Stores	8,000	12/05	79,164	8.77
Subway	1,320	08/06	23,557	17.84
Aqua Hut	3,300	11/06	50,496	15.30
RFK Mattress & Furniture Depot	7,500	08/07	97,500	13.00
G&M Family Card & Gifts	2,000	09/07	34,608	17.30
Blockbuster Video	3,017	09/07	45,255	15.00
Bridgestone/Firestone	7,398	02/08	25,500	3.45
H&R Block	975	04/09	20,475	21.00
Middle County Cleaners	1,080	11/09	30,000	27.78
Bella Roma Pizza	3,260	08/10	60,168	18.46
Joyce Leslie	8,000	08/10	128,000	16.00
Tan City	1,080	11/10	20,045	18.56
Joanne Michaels Beauty Supply	1,500	03/12	29,964	19.98
Path Liquors	2,500	05/12	59,784	23.91
Magic Tips	1,350	11/12	22,464	16.64
Dunkin Donuts	1,500	10/13	42,000	28.00
Wireless Zone/Satellite World of Selden	3,100	10/14	46,500	15.00
Homes 4-Sale Realty	2,800	11/14	60,000	21.43
Ming Kong Cheung Restaurant	1,170	12/19	30,420	26.00
Stop & Shop	66,194	06/28	1,583,000	23.91

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

23rd Street Plaza, Panama City, Florida

On December 23, 2004, we purchased an existing shopping center known as 23rd Street Plaza, containing 53,367 of gross leasable square feet. The center is located at 23rd Street and State Road 77 in Panama City, Florida.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $7,257,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $136 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, Bed, Bath & Beyond and Ross Dress for Less, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate	% of Total	Per Square
	GLA Leased	Phase I	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Bed, Bath & Beyond	20,570	39	10.50	02/03	01/13

Ross Dress for Less	30,122	56	9.75	04/03	03/13

For federal income tax purposes, the depreciable basis in this property will be approximately $5,443,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

23rd Street Plaza was built in 2003. As of December 1, 2004, this property was 95% occupied, with a total of 50,692 square feet leased to two tenants. The following table sets forth certain information with respect to those leases:

	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Bed, Bath & Beyond	20,570	01/13	215,985	10.50
Ross Dress for Less	30,122	03/13	293,690	9.75

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Henry Town Center, McDonough, Georgia

On December 23, 2004 , we purchased 444,296 of gross leasable square feet (which includes 63,354 square feet of ground lease space) of a 722,244 square foot shopping center known as Henry Town Center. The center is located at I-75 and Jonesboro Road in McDonough, Georgia.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $62,000,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $140 per square foot of leasable space.

We purchased this property with our own funds and by assuming the existing mortgage debt of the property. The outstanding balance on the mortgage debt at the date of acquisition was $35,814,616. This loan requires monthly principal and interest payments based on a fixed interest rate of 5.42% per annum. The loan matures in January 2013.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Two tenants, BJ's Wholesale Club and Belk, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate	% of Total	Per Square
	GLA Leased	Phase I	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

BJ's Wholesale Club	115,396	26	9.00	05/02	05/22

Belk (ground lease)	58,267	13	N/A	06/02	07/22

For federal income tax purposes, the depreciable basis in this property will be approximately $46,500,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

The portion of Henry Town Center which we purchased was built in 2002. As of December 1, 2004, the property was 100% occupied by 42 tenants and two ground lease tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Friedman's Jewelers	2,386	07/05	42,948	18.00
Cellular Depot	1,155	07/05	24,925	21.58
Water Sports South	1,200	01/06	21,600	18.00
H & R Block	1,986	05/07	34,755	17.50
Famous Footwear	10,000	07/07	145,000	14.50
Sally Beauty Supply	1,400	07/07	27,300	19.50
GNC	1,200	07/07	24,000	20.00
Oreck Home Care	1,600	07/07	27,200	17.00
Hibbett Sporting Goods	5,000	08/07	75,000	15.00
Fantastic Sam's	1,600	08/07	30,400	19.00
Motherhood Maternity	1,600	08/07	38,000	23.75
Dollar Exclusive	3,200	09/07	54,400	17.00
Dessert Factory	1,200	09/07	21,600	18.00
Nails & Tan	1,200	09/07	20,400	17.00
EB Games	1,600	09/07	28,800	18.00
Subway Real Estate	1,600	10/07	32,960	20.60
Hong Kong Cafe	1,400	10/07	23,800	17.00
Orthodontic Centers	3,235	11/07	58,230	18.00
Dress Barn	7,200	12/07	86,400	12.00
The School Box	4,800	12/07	72,000	15.00
Planet Beach Real Estate	1,200	12/07	22,200	18.50
Scrap Happy	3,000	12/07	51,000	17.00
Mattress King	4,685	12/07	81,987	17.50
Liberty Mutual Insurance	1,400	01/08	24,500	17.50
RadioShack	2,786	02/08	44,576	16.00
Gloria's Hallmark	4,500	02/08	72,000	16.00
Lane Bryant	4,800	03/08	79,200	16.50
Gecko Grill	1,600	03/08	27,200	17.00
Serenity Spa & Salon	2,400	04/08	40,800	17.00
Michael's	23,754	02/12	237,540	10.00
Marshalls	30,000	05/12	226,500	7.55
Longhorn (ground lease)	5,087	06/12	81,500	N/A
Payless Shoesource	2,800	06/12	54,404	19.43
Pier 1 Imports	10,000	08/12	155,000	15.50
Staples	24,229	08/12	230,175	9.50
Woody's Bar B Que	5,080	08/12	87,478	17.22
Cici's Pizza	4,200	09/12	67,200	16.00
Ross Dress for Less	30,187	01/13	324,510	10.75
Bath & Body Works	3,000	01/13	59,700	19.90
Books-A-Million	12,510	01/13	125,100	10.00
Bed, Bath & Beyond	19,978	01/13	214,764	10.75
PETsMART	18,875	08/17	202,906	10.75
BJ's Wholesale Club	115,396	05/22	1,038,564	9.00
Belk (ground lease)	58,267	07/22	203,934	N/A

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Southlake Town Square, Southlake, Texas

On December 22, 2004, we purchased a portion of an existing shopping center known as Southlake Town Square, containing 471,324 gross leasable square feet. The center is located at North Carroll Avenue and East Southlake Boulevard in Southlake, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $142,917,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $303 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

There are no tenants that lease more than 10% of the total gross leasable area of the property.

For federal income tax purposes, the depreciable basis in this property will be approximately $107,188,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Southlake Town Square built between 1998 through 2004. As of December 1, 2004, this property was 96% occupied, with a total 450,595 square feet leased to 152 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

The Paper Closet	105	Month-to-Month	2,625	25.00
The Langley Holding Company	570	Month-to-Month	9,396	16.48
Brownstones	814	Month-to-Month	9,768	12.00
Coldwell Bankers	2,522	Month-to-Month	34,420	13.65
Cooper & Stebbins	5,212	Month-to-Month	83,392	16.00
Bradley, Luce & Bradley	3,154	Month-to-Month	47,310	15.00
Standerfer Law Firm	791	Month-to-Month	13,570	17.16
Lifeguard	619	Month-to-Month	10,616	17.15
Lyons, Butler & Pesserillo	1,286	Month-to-Month	23,148	18.00
House of Representatives	589	01/05	9,768	16.58
Vicki Truitt	193	01/05	4,176	21.64
Benefit Architects	2,098	02/05	35,666	17.00
Michael Bryan	2,326	02/05	38,379	16.50
Audra D. Boxma, PA	516	02/05	10,320	20.00
Charles Schwab	1,764	03/05	29,106	16.50
Newell Rubbermaid	2,110	03/05	40,090	19.00
Countrywide Home Loans	2,599	05/05	44,183	17.00
Heinen & Associates	1,150	05/05	18,975	16.50
Dr. Angela Bowers	2,868	06/05	46,376	16.17
Dr. Mary Wyant	936	07/05	14,976	16.00
Century 21	2,825	07/05	50,844	18.00
Exar	563	08/05	9,370	16.64
General Mills	1,725	08/05	29,325	17.00
Main Street Financial	2,589	10/05	49,191	19.00
Dallas Morning News	4,148	10/05	66,368	16.00
Town Square Mortgage	1,464	12/05	19,560	13.36
Johnson, Rooney, Welch	675	12/05	13,650	20.22
Storehouse	8,800	12/05	176,000	20.00
Gingiss Formal Wear	1,000	12/05	22,000	22.00
Cingular Wireless	1,495	12/05	32,890	22.00
Stride Rite Children's Group	1,495	01/06	29,900	20.00
Lifeguard	2,227	01/06	34,730	15.59
Insight Equity Holdings	4,568	01/06	70,298	15.39
Lifeguard	4,515	01/06	34,050	7.54
KTL Industries	1,857	01/06	19,430	10.46
GSCS	2,328	01/06	26,720	11.48
Sandella's Café	1,493	02/06	32,846	22.00
Southlake Dance Academy	3,840	03/06	60,096	15.65
REB Photo Lab	1,764	03/06	38,808	22.00
Olivia Bennett	1,985	04/06	30,000	15.11
Sunshine Glaze	1,400	05/06	21,200	15.14
Natural Healing Center	541	05/06	8,115	15.00
The Market	7,086	06/06	155,892	22.00
Dr. Steven J. Fugua	1,986	07/06	29,790	15.00
Feet Feet	1,454	07/06	24,718	17.00
Just For Kids	2,321	08/06	40,617	17.50
Segal Enterprises	1,200	09/06	24,000	20.00
Taylor G	1,654	10/06	52,928	32.00
Jennifer Gray	1,075	11/06	15,650	14.56
Johnson & Johnson	881	11/06	16,739	19.00
Paws and Claws	143	12/06	4,290	30.00
Riding High	2,480	02/07	76,880	31.00
Dr. Todd White	1,720	02/07	29,240	17.00
Terrace Day Spa (Office)	3,403	02/07	49,888	14.66
Terrace Day Spa (Expansion)	1,568	02/07	25,088	16.00
Banana Republic	7,000	03/07	133,280	19.04
Gap	5,880	03/07	111,955	19.04
Gap Kids	3,819	03/07	72,714	19.04
Milwaukee Joe's	636	03/07	22,260	35.00
James Avery	2,491	04/07	74,730	30.00
Rattikin Title Group	3,992	04/07	62,080	15.55
Sylvan Learning Center	2,780	05/07	44,841	16.13
Stifel, Nicolas & Co.	3,415	05/07	61,470	18.00
Keller Williams Realty	2,576	05/07	37,627	14.61
Hometrust Mortgage	2,849	06/07	34,188	12.00
Gregory Taylor	3,077	07/07	61,540	20.00
Swedish Match	1,371	07/07	21,251	15.50
Ortho-Alliance	3,033	09/07	51,561	17.00
Eyes Nouveau	2,470	08/07	74,100	30.00
The Mother's Place	1,475	09/07	43,512	29.50
Any Occasion Gifts	1,338	11/07	38,802	29.00
Of the Vine	2,429	11/07	72,870	30.00
Barse Retail	1,458	11/07	36,450	25.00
Mail & Copy Shoppe	1,600	12/07	25,600	16.00
Po Melvin's	6,740	01/08	101,100	15.00
The Paper Closet	858	01/08	24,882	29.00
Harken Energy Corporation	4,062	04/08	66,763	16.44
Stylette dba Glass Slipper	750	06/08	22,500	30.00
Kidztime	1,791	08/08	26,865	15.00
Three Feet	2,134	10/08	53,350	25.00
Educational Tech	1,459	12/08	14,855	10.18
Williams-Sonoma Storage	500	01/09	5,450	10.90
Gymboree	2,077	01/09	57,117	27.50
Williams-Sonoma	4,500	01/09	122,625	27.25
Kobe Steakhouse	5,128	02/09	148,712	29.00
Texas Nations	2,427	02/09	38,832	16.00
Pearlstone Energy-M Young	1,067	03/09	14,943	14.00
Southtrust Mortgage	3,033	03/09	48,528	16.00
Magic Moon	2,329	03/09	65,212	28.00
Animal Crackers	1,491	03/09	41,748	28.00
Corner Bakery	4,223	03/09	117,188	27.75
Bombay Company	4,131	03/09	107,406	26.00
Chico's	2,013	03/09	46,299	23.00
Jamba Juice	919	03/09	28,029	30.50
Vignettes	3,306	03/09	92,568	28.00
Victoria's Secret	4,607	03/09	105,961	23.00
Bath & Body Works	3,213	03/09	73,899	23.00
Farmers Insurance	462	03/09	7,041	15.24
American Express	1,350	04/09	44,550	33.00
Sweet & Sassy	3,061	04/09	65,811	21.50
Francesca's	1,919	04/09	57,570	30.00
Starbucks	1,867	05/09	52,276	28.00
Collins Industries	2,125	05/09	31,875	15.00
Viking Office Products (Office Depot)	16,530	05/09	252,909	15.30
BA Framer	1,987	05/09	49,675	25.00
X's & O's	4,100	05/09	123,000	30.00
Edward Jones	697	05/09	11,152	16.00
Prizm Development	1,659	06/09	26,544	16.00
Rockfish	2,651	06/09	75,819	28.60
Mi Cocina	5,206	06/09	135,356	26.00
Lover's Eggroll	2,138	06/09	56,657	26.50
Sprint	2,639	07/09	87,087	33.00
Dr. Scott Kasden	2,875	07/09	46,000	316.00
Larsen & King	1,470	08/09	15,597	10.61
Board Room	2,082	08/09	62,460	30.00
Young Nim Cho	435	09/09	15,660	36.00
Terrace Day Spa & Salon	1,179	10/09	30,250	25.66
Abemathy	817	10/09	10,552	12.92
Pottery Barn	7,989	01/10	194,835	24.39
Pottery Barn (2nd Floor Storage)	3,106
Eddie Bauer	6,440	01/10	127,963	19.87
Ann Taylor	4,252	01/10	106,300	25.00
Thai Chili	2,359	04/10	63,693	27.00
Crate & Barrel (BS-1)	5,517	10/10	67,629	12.26
Origins	1,140	10/10	45,600	40.00
Talbots Petites and Kids	6,528	12/10	188,500	28.88
L'Occitane	773	01/11	34,785	45.00
Crate & Barrel	10,215	01/11	137,698	13.48
Crate & Barrel (BS-2)	217	01/11	4,580	21.11
Talbots	4,398	01/11	114,348	26.00
Harold's	5,462	03/11	164,406	30.10
Harold's (Office)	669	03/11	9,366	14.00
Salomon Smith Barney	9,393	08/11	150,288	16.00
Larry North Total Fitness	10,896	08/11	159,900	14.68
Trees of the Field	2,472	09/11	54,384	22.00
Joseph A. Bank	5,131	01/12	148,799	29.00
The Container Store	23,796	02/12	431,568	18.00
Village Jewelers	2,277	03/12	75,141	33.00
Just Add Water	2,046	03/12	62,403	30.50
Village Jewelers	2,337	03/12	70,110	30.00
LC Footwear	1,914	06/12	57,420	30.00
FNB of Wichita Falls	3,456	07/12	103,680	30.00
American Eagle	5,250	11/12	136,500	26.00
Blue Mesa	3,000	09/13	87,000	29.00
Pei Wei	3,000	10/13	78,000	26.00
Lane Bryant	5,069	10/13	145,000	28.61
D'Hierro	4,000	10/13	84,000	21.00
Café Express	5,643	11/13	153,772	27.25
Oshkosh B'Gosh Retail	5,162	03/14	154,860	30.00
Fidelity	4,050	05/14	113,400	28.00
Villaroy and Bach	623	11/14	9,968	16.00
Sharper Image	5,829	01/15	156,000	26.76

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

To be subsequently filed for Coram Plaza, Henry Town Center and Southlake Town Square under Rule 3-14 of the Securities and Exchange Commission Regulation S-X. No financial statements will be filed for McAllen Shopping Center and 23rd Street Plaza as the acquisition of these properties does not require financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	December 22, 2004